UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21881

Oppenheimer Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 3/31/2019

Item 1.  Reports to Stockholders.

Annual Report 3/31/2019

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Municipal Fund

Important Notice: The Securities and Exchange Commission will permit funds to deliver shareholder reports electronically beginning January 1, 2021. At that time, OppenheimerFunds will send a notice, either by mail or email, each time your fund's updated report is available on our website (**oppenheimerfunds.com**). Investors enrolled in electronic delivery will receive the notice by email, with links to the updated report. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option free of charge by calling **1.800.225.5677.**

***Prior to October 15, 2018, the Fund was named Oppenheimer Rochester Minnesota Municipal Fund**

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change. See the Notes to Financial Statements for more information.

Update to Shareholder Report Document Delivery

Beginning January 1, 2021, OppenheimerFunds will send a notice, either by mail or email, each time your fund’s updated report is available on our website (oppenheimerfunds.com). Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. Enrolling in electronic delivery will enable you to receive a direct link to your full shareholder report the moment it becomes available, and limit the amount of mail you receive. All investors who prefer to receive shareholder reports in paper may, at any time, choose that option.

How do you update your delivery preferences?

If you own these shares through a financial intermediary, you may contact your financial intermediary.

If your accounts are held through OppenheimerFunds and you receive statements, confirms, and other documents directly from us, you can enroll in our eDocs DirectSM service at oppenheimerfunds.com or by calling us. Once you’re enrolled, you’ll begin to receive email notifications of updated documents when they become available. If you have any questions, feel free to call us at 1.800.225.5677.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Index
1-Year	7.12%	2.03%	5.38%
5-Year	4.57	3.56	3.73
10-Year	7.60	7.08	4.72

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectus and summary prospectus for more information on share classes and sales charges.

3 OPPENHEIMER MUNICIPAL FUND

Fund Performance Discussion

Oppenheimer Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of March 31, 2019, the Class A shares provided a yield-driven annual total return of 7.12% at net asset value (NAV) and a distribution yield of 3.59% at NAV. Additionally, the Fund’s Class A shares outperformed the Bloomberg Barclays Municipal Index, its benchmark, by 174 basis points. The federal taxable equivalent yield for taxpayers in 2019’s top income bracket was 4.41%.

MARKET OVERVIEW

The Federal Open Market Committee (FOMC) signaled late in the reporting period that it does not intend to raise the Fed Funds rate, which it controls, in 2019. The rate, which was raised in December 2018 to the range of 2.25% to 2.50%, had been raised nine consecutive times, including three times in this reporting period. In the fourth quarter of 2018, the FOMC surprised the markets with its announcement that 2019 would likely see two or fewer rate increases. By the end of this reporting period, the plan had shifted, and Fed chairman Jay Powell said that “my colleagues and I will be patient in assessing what, if any, changes in the stance of policy may be needed.”

Investors’ concerns about the future of interest rates, meanwhile, created increased demand for Treasuries and municipal bonds alike, and yields continued to fall at all maturities. At the end of this reporting period, the BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader BofA Merrill Lynch US Municipal Securities Index – yielded 2.09%, 31 basis points less than at the reporting period’s outset; once again, the muni market proved that its long-term muni rates are set not by the Fed but by investors. Between June 2004 and August 2006, investors may recall, the Fed governors approved 17 consecutive increases to the Fed Funds rate but long-term muni yields trended lower.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.59%
Dividend Yield with sales charge	3.42
Standardized Yield	2.61
Taxable Equivalent Yield	4.41
Last distribution (3/26/19)	$0.039
Total distributions (4/1/18 to 3/31/19)	$0.468

Endnotes for this discussion begin on page 10 of this report.

4 OPPENHEIMER MUNICIPAL FUND

The Rochester Portfolio Managers

The AAA-rated muni curve continued to flatten during the reporting period, and the yield difference between 1-year and 30-year bonds was just 112 basis points (bps) as of March 31, 2019. The Treasury yield curve also continued to flatten. Late in the reporting period, the 10-year Treasury hit a 15-year low of 2.34%, and the Treasury yield curve inverted.

Municipal bond funds that tend to invest across the credit spectrum – as ours do – continued to benefit from credit spread tightening. As was the case in much of the reporting period, tightening created

5 OPPENHEIMER MUNICIPAL FUND

strong demand for below-investment-grade securities, and yields and returns for these bonds remained quite attractive.

FUND PERFORMANCE

The 10 best performing sectors contributed 75% of the Fund’s total return during the reporting period. The strongest performers included sectors for education bonds, general obligation bonds, securities that finance marine and aviation facilities, and sales tax revenue bonds.

Additionally, 8 of the 10 largest sectors were among the 10 best performing sectors for the reporting period.

Research-based security selection continued to be a factor in the strong performance of the Fund.

During the reporting period, only one of the Fund’s sectors failed to contribute positively to performance. The not-for-profit organization sector was a slight detractor from total return as of March 31, 2019. During the reporting period, the Fund unwound its positions in this sector.

INVESTMENT STRATEGY

The Rochester-based investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. Prior to October 15, 2018, the Fund was known as Oppenheimer Rochester Minnesota Municipal Bond Fund. It was allowed to invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets and the credit quality of the securities were measured at the time of purchase. Additionally, credit quality was based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Effective October 15, 2018, the Fund was renamed as Oppenheimer Municipal Fund and became a national fund. As a result, the net investment income generated by the Fund will continue to be exempt from federal personal income taxes and, to varying degrees, may be exempt from state and local taxes as well. The Fund’s threshold for below-investment-grade debt was lowered to 15%; this percentage and the credit quality of the securities will continue to be measured at the time of purchase. Also effective October 15, new limits, including limits on state and sector holdings, were added to the Fund’s prospectus. The Fund cannot invest in any territory debt.

Simultaneously, Michael Camarella and Charlie Pulire were named portfolio managers of the Fund. With support as needed from other investment professionals in Rochester, Michael and Charlie will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate.

The Fund will not be managed based on predictions of interest rate changes.

6 OPPENHEIMER MUNICIPAL FUND

Complete details can be found in the prospectus dated October 15, 2018.

Investors should note that after Invesco’s acquisition of OppenheimerFunds has been finalized, all fund names will be preceded by the word Invesco; ticker symbols are expected to remain as is. Importantly, as described in the Fund’s Joint Proxy Statement/Prospectus dated February 13, 2019, all funds currently managed by the Rochester-based municipal bond fund team will “have the same investment objectives and substantially similar principal investment strategies and invest in the same types of securities under the same portfolio management team” at the close.

7 OPPENHEIMER MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Marine/Aviation Facilities	12.5%
Tax Increment Financing (TIF)	8.4
Higher Education	7.3
Diversified Financial Services	7.3
Highways/Commuter Facilities	7.2
Electric Utilities	7.1
Education	6.7
Adult Living Facilities	6.5
Hospital/Healthcare	5.4
Multifamily Housing	4.8

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2019 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	6.2%	0.0%	6.2%
AA	30.4	0.0	30.4
A	29.2	0.0	29.2
BBB	15.4	5.9	21.3
BB or lower	2.0	10.9	12.9
Total	83.2%	16.8%	100.0%

The percentages above are based on the market value of the securities as of March 31, 2019 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories – AAA, AA, A, and BBB – are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

8 OPPENHEIMER MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 3/31/19

	Without Sales Charge	With Sales Charge
Class A	3.59%	3.42%
Class C	2.86	N/A
Class Y	3.86	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/19
Class A	2.61%
Class C	2.20
Class Y	2.98

TAXABLE EQUIVALENT YIELDS

As of 3/31/19
Class A	4.41%
Class C	3.72
Class Y	5.03

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 3/31/19
Class A	2.31%
Class C	1.70
Class Y	2.66

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/19

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPAMX)	11/7/06	7.12%	4.57%	7.60%	4.24%
Class C (OPCMX)	11/7/06	6.47	3.81	6.81	3.46
Class Y (OPYMX)	7/29/11	7.26	4.67	N/A	5.40

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/19

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OPAMX)	11/7/06	2.03%	3.56%	7.08%	3.83%
Class C (OPCMX)	11/7/06	5.47	3.81	6.81	3.46
Class Y (OPYMX)	7/29/11	7.26	4.67	N/A	5.40

9 OPPENHEIMER MUNICIPAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALLOPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.039 for the 35-day accrual period ended March 26, 2019. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on March 26, 2019; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0310 and $0.0420, respectively, for the 35-day accrual period ended March 26, 2019 and on the corresponding net asset values on that date.

10 OPPENHEIMER MUNICIPAL FUND

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2019 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2019. The calculation excludes any expense reimbursements and thus may result in a lower yield.

Taxable equivalent yield is based on the standardized yield and the 2019 top federal tax rate of 40.8%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. This Report must be preceded or accompanied by a Fund prospectus.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2019, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges, and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

11 OPPENHEIMER MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 OPPENHEIMER MUNICIPAL FUND

Actual	Beginning Account Value October 1, 2018	Ending Account Value March 31, 2019	Expenses Paid During 6 Months Ended March 31, 2019
Class A	$ 1,000.00	$ 1,054.80	$ 4.36
Class C	1,000.00	1,051.60	7.39
Class Y	1,000.00	1,056.00	3.18

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.69	4.29
Class C	1,000.00	1,017.75	7.27
Class Y	1,000.00	1,021.84	3.13

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2019 are as follows:

Class	Expense Ratios
Class A	0.85%
Class C	1.44
Class Y	0.62

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

13 OPPENHEIMER MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2019

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—101.3%
Alaska—1.1%
$1,000,000	AK Municipal Bond Bank Authority[1]	5.000%		02/01/2034	$1,144,160

Arizona—3.8%
100,000	AZ IDA (Mater Academy of Nevada)[1]	5.250		12/15/2038	102,344
1,000,000	Maricopa County, AZ IDA (Benjamin Franklin Charter School)[1]	6.000		07/01/2052	1,072,460
340,000	Maricopa County, AZ Pollution Control (Southern California Edison Co.)[1]	5.000		06/01/2035	348,099
2,000,000	Salt Verde, AZ Financial Corp.[1]	5.000		12/01/2037	2,503,460
					4,026,363

California—13.4%
5,000,000	CA Allan Hancock Joint Community College District[1]	0.000	[2]	08/01/2047	3,378,350
1,000,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2035	1,159,910
1,000,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[1]	5.000		12/31/2037	1,151,520
10,800,000	CA Silicon Valley Tobacco Securitization Authority	7.049	[3]	06/01/2056	871,128
500,000	CA Statewide Financing Authority Tobacco Settlement	9.840	[3]	06/01/2055	16,510
2,000,000	Oak Grove, CA School District[1]	0.000	[2]	08/01/2042	1,052,220
25,000	Oxnard, CA Gas Tax[1]	4.625		09/01/2032	25,050
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)[1]	5.000		03/01/2041	1,148,260
1,670,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)[1]	5.000		03/01/2047	1,904,117
3,000,000	Southern CA Tobacco Securitization Authority	8.000	[3]	06/01/2046	379,860
4,950,000	Westminster, CA School District[1]	0.000	[2]	08/01/2048	3,212,105
					14,299,030

Colorado—0.5%
15,000	CO Health Facilities Authority (Catholic Health Initiatives)[1]	4.625		09/01/2039	15,022
500,000	Hunting Hill, CO Metropolitan District	5.625		12/01/2048	513,730
					528,752

District of Columbia—1.5%
1,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[1]	5.000		10/01/2053	1,572,375

Florida—0.1%
100,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	103,258

14 OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Florida (Continued)
$25,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)[1]	4.250%		11/15/2034	$25,112
					128,370

Georgia—3.4%
1,035,000	Cobb County, GA Kennestone Hospital Authority (CHosp/PMedC/DHosp/KH/WHS/CHSF/WGMC/ WHS/WAMC/WNFH/WSRH/WSGH/WMG Obligated Group)[1]	5.000		04/01/2042	1,167,304
100,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	5.750		12/01/2033	101,146
235,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.250		12/01/2048	238,325
165,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.500		12/01/2053	168,498
115,000	Floyd County, GA Devel. Authority (Spires at Berry College)	6.000		12/01/2038	116,196
285,000	GA Main Street Natural Gas[1]	5.000		05/15/2049	347,292
1,000,000	GA Municipal Electric Authority[1]	5.000		01/01/2044	1,118,990
100,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[4]	12/01/2053	101,551
250,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375		12/01/2053	257,143
					3,616,445

Hawaii—1.4%
1,500,000	HI Dept. of Budget & Finance Special Purpose (Hawaiian Electric/Hawaiian Electric Light Company)[1]	6.500		07/01/2039	1,519,710

Illinois—0.1%
25,000	Chicago, IL GO1	4.500		01/01/2028	25,043
30,000	Chicago, IL GO1	4.500		01/01/2028	30,051
70,000	IL GO1	4.000		09/01/2025	70,120
					125,214

Indiana—2.7%
2,500,000	IN Finance Authority Wastewater (Citizens Wastewater of Westfield)[1]	5.000		10/01/2048	2,917,475

Iowa—0.3%
100,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)	6.000		10/01/2048	107,091

15 OPPENHEIMER MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Value
Iowa (Continued)
$200,000	IA Tobacco Settlement Authority (TASC)[1]	5.625%	06/01/2046	$200,014
				307,105

Kentucky—1.6%
1,500,000	KY Property & Building Commission[1]	5.000	05/01/2032	1,773,975

Louisiana—2.1%
2,000,000	New Orleans, LA Aviation Board[1]	5.000	01/01/2048	2,230,840

Massachusetts—2.8%
2,555,000	MA Transportation Fund (Rail Enhancement & Accelerated Bridge Programs)[1]	5.000	06/01/2047	2,962,523

Michigan—1.5%
150,000	Detroit, MI Downtown Devel. Authority[1]	5.000	07/01/2043	162,696
1,350,000	Detroit, MI Downtown Devel. Authority[1]	5.000	07/01/2048	1,456,569
				1,619,265

Minnesota—19.6%
25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	25,596
1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)[1]	5.000	04/01/2027	1,001,870
565,000	Breckenridge, MN (Catholic Health Initiatives)[1]	5.000	05/01/2030	571,204
650,000	Brooklyn Park, MN Charter School (Athlos Leadership Academy)	5.500	07/01/2035	676,032
410,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375	09/01/2026	410,041
10,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.500	09/01/2033	9,999
1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,073,390
200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	199,998
750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	780,517
2,300,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	2,326,910
440,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)[5]	5.200	10/01/2027	439,996
500,000	Hayward, MN Hsg. & Health Care Facilities (St. John’s Lutheran Home of Alberta)	5.375	10/01/2044	515,450
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850	12/01/2029	115,569
250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000	12/01/2030	250,200
500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	500,300
3,136	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000	12/01/2038	3,137
14,663	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	14,700

16 OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$15,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.520%	03/01/2041	$15,171
500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)[1]	6.000	12/01/2040	534,620
1,015,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)[5]	5.400	04/01/2028	1,015,122
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	199,996
150,000	MN HEFA (College of St. Scholastica)[1]	6.000	12/01/2028	153,887
500,000	MN HEFA (College of St. Scholastica)[1]	6.300	12/01/2040	511,695
500,000	MN HEFA (Hamline University)[1]	5.000	10/01/2040	531,445
1,050,000	MN HFA (Rental Hsg.)[1]	5.300	08/01/2044	1,131,417
265,000	MN HFA (Residential Hsg.)[1]	5.050	07/01/2034	266,169
280,000	MN HFA (Residential Hsg.)[1,5]	5.100	01/01/2040	281,165
750,000	MN Municipal Power Agency[1]	5.250	10/01/2035	788,677
1,000,000	Ramsey, MN (Pact Charter School)[1]	5.500	12/01/2033	1,039,540
750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.875	07/01/2030	785,663
200,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	200,126
500,000	St. Paul, MN Hsg. & Redevel. Authority (2700 University Westgate Station)	5.250	04/01/2043	503,320
25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.250	11/15/2028	25,596
600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	600,180
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	284,700
375,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)[1]	6.375	09/01/2031	404,974
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,377,255
900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	900,576
510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	510,240
				20,976,443

Missouri—4.0%
900,000	Boone County, MO Hospital (Boone Hospital Center)[1]	5.000	08/01/2031	986,166
30,000	Lincoln University MO Auxiliary System[1]	5.125	06/01/2037	30,075
500,000	MO H&EFA (Maryville University of St. Louis)[1]	5.000	06/15/2045	561,140
2,395,000	St. Louis, MO Land Clearance Authority (Scottrade Center)[1]	5.000	04/01/2048	2,652,079
100,000	Western Gateway, MO Transportation Devel. District (I-470)	5.250	12/01/2048	101,823
				4,331,283

New Jersey—0.2%
100,000	NJ EDA (Golden Door Charter School)	6.500	11/01/2052	109,391

17 OPPENHEIMER MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$100,000	NJ EDA (Newark Downtown District Management Corp.)[1]	5.125%		06/15/2037	$114,111
					223,502

New York—12.9%
2,150,000	Hudson Yards, NY Infrastructure Corp.[1]	5.000		02/15/2045	2,480,713
2,000,000	L.I., NY Power Authority[1]	5.000		09/01/2042	2,316,820
2,000,000	NY MTA, Series B1	5.000		11/15/2044	2,186,080
2,335,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[1]	5.250		10/01/2035	2,999,354
1,395,000	NYS Thruway Authority[1]	5.250		01/01/2056	1,587,050
2,000,000	Syracuse, NY IDA (Carousel Center)[1]	5.000		01/01/2034	2,200,880
					13,770,897

North Carolina—0.0%
10,000	Nash, NC Health Care Systems[1]	5.000		11/01/2030	10,021

Ohio—1.5%
500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	565,775
1,000,000	OH Higher Education Facility Commission (University of Findlay)[1]	5.000		03/01/2039	1,082,850
					1,648,625

Pennsylvania—3.5%
145,000	Dallas, PA Area Municipal Authority (Misericordia University)[1]	5.000		05/01/2039	155,434
560,000	Dallas, PA Area Municipal Authority (Misericordia University)[1]	5.000		05/01/2048	593,656
750,000	PA State Public School Building Authority (Philadelphia School District)[1]	5.000		06/01/2031	875,573
1,905,000	PA Turnpike Commission[1]	5.000		12/01/2041	2,093,766
					3,718,429

Rhode Island—0.2%
2,080,000	RI Tobacco Settlement Financing Corp. (TASC)	7.212	[3]	06/01/2052	214,760

South Carolina—1.6%
50,000	Barnwell, SC Facilities Corp.[1]	4.500		09/01/2038	50,080
1,500,000	SC Public Service Authority[1]	5.000		12/01/2050	1,649,925
					1,700,005

Tennessee—0.1%
100,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)	5.125		06/01/2036	107,206

Texas—4.9%
100,000	Arlington, TX Higher Education Finance Corp. (Winfree Academy Charter School)[1]	5.750		08/15/2043	103,547

18 OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Texas (Continued)
$2,000,000	Austin, TX Community College District[1]	5.000%	08/01/2042	$ 2,285,660
500,000	Clifton, TX Higher Education Finance Corp. (International American Education Federation)	6.125	08/15/2048	530,605
40,000	Greenville, TX Electric Utility System[1]	5.000	02/15/2035	40,095
10,000	Greenville, TX Electric Utility System[1]	5.000	02/15/2040	10,023
75,000	Greenville, TX Electric Utility System[1]	5.000	02/15/2040	75,173
25,000	McKinney, TX Independent School District[1]	4.750	02/15/2034	25,051
1,860,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250	12/15/2026	2,161,097
				5,231,251

Utah—4.8%
1,000,000	Salt Lake City, UT Airport[1]	5.000	07/01/2043	1,154,110
1,500,000	Salt Lake City, UT Airport[1]	5.000	07/01/2047	1,732,905
2,000,000	Salt Lake City, UT Airport[1]	5.000	07/01/2047	2,271,240
				5,158,255

Virginia—1.0%
1,000,000	Farmville, VA IDA (Longwood Hsg. Foundation)[1]	5.000	01/01/2055	1,070,000

Washington—2.6%
2,000,000	Central Puget Sound, WA Regional Transit Authority[1]	5.000	11/01/2046	2,747,120

Wisconsin—8.1%
1,235,000	Somers Village, WI Tax Increment	4.850	06/01/2036	1,289,982
2,100,000	WI Public Finance Authority (CHF-Wilmington- University of North Carolina)[1]	5.000	07/01/2058	2,299,479
500,000	WI Public Finance Authority Charter School (Barton College)[1]	5.000	03/01/2048	513,365
2,000,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)[1]	5.000	09/30/2049	2,216,260
1,500,000	WI Public Finance Authority Educational Facility (Wingate University)[1]	5.250	10/01/2048	1,667,040
500,000	WI Public Finance Authority Student Hsg. (Appalachian State University)[1]	5.000	07/01/2035	570,600
100,000	WI Public Finance Authority Student Hsg. (Appalachian State University)[1]	5.000	07/01/2058	109,335
				8,666,061

Total Investments, at Value (Cost $102,674,765)—101.3%				108,345,460
Net Other Assets (Liabilities)—(1.3)				(1,370,379)

Net Assets—100.0%				$ 106,975,081

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

19 OPPENHEIMER MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

CHF	City Hospital Foundation
CHS	Catholic Health Services
CHosp	Cobb Hospital
CHSF	CHS Foundation
DHosp	Douglas Hospital
EDA	Economic Devel. Authority
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
KH	Kennestone Hospital
L.I.	Long Island
MTA	Metropolitan Transportation Authority
NYS	New York State
PHS	Pinnacle Health System
PMedC	Paulding Medical Center
TASC	Tobacco Settlement Asset-Backed Bonds
VOA	Volunteers of America
WAMC	WellStar Atlanta Medical Center
WGMC	West Georgia Medical Center
WHS	WellStar Health System
WMG	WellStar Medical Group
WNFH	WellStar North Fulton Hospital
WSGH	WellStar Sylvan Grove Hospital
WSRH	WellStar Spalding Regional Hospital

See accompanying Notes to Financial Statements.

20 OPPENHEIMER MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2019

Assets
Investments, at value (cost $102,674,765)—see accompanying statement of investments	$108,345,460

Cash	500,933

Receivables and other assets:
Interest	1,338,041
Investments sold (including $160,064 sold on a when-issued or delayed delivery basis)	160,240
Shares of beneficial interest sold	108,681
Other	19,999

Total assets	110,473,354

Liabilities
Payables and other liabilities:
Payable for borrowings (See Note 9)	3,100,000
Shares of beneficial interest redeemed	145,370
Investments purchased	126,856
Dividends	55,467
Distribution and service plan fees	16,836
Shareholder communications	6,485
Trustees’ compensation	5,120
Interest expense on borrowings	4,180
Other	37,959

Total liabilities	3,498,273

Net Assets	$106,975,081

Composition of Net Assets
Par value of shares of beneficial interest	$8,174

Additional paid-in capital	101,935,754

Total distributable earnings	5,031,153

Net Assets	$106,975,081

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $54,799,633 and 4,186,201 shares of beneficial interest outstanding)	$13.09
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.74

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,961,008 and 1,984,878 shares of beneficial interest outstanding)	$13.08

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $26,214,440 and 2,002,836 shares of beneficial interest outstanding)	$13.09

See accompanying Notes to Financial Statements.

21 OPPENHEIMER MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Year Ended March 31, 2019

Investment Income
Interest	$ 5,018,869

Expenses
Management fees	515,323

Distribution and service plan fees:
Class A	133,880
Class B1	178
Class C	267,060

Transfer and shareholder servicing agent fees:
Class A	53,926
Class B1	18
Class C	26,708
Class Y	25,782

Shareholder communications:
Class A	32,524
Class B1	37
Class C	17,380
Class Y	15,363

Legal, auditing and other professional fees	96,958

Borrowing fees	94,539

Interest expense and fees on short-term floating rate notes issued (See Note 4)	69,676

Interest expense on borrowings	45,182

Trustees’ compensation	1,529

Custodian fees and expenses	598

Other	8,748

Total expenses	1,405,409
Less waivers and reimbursements of expenses	(247,351)

Net expenses	1,158,058

Net Investment Income	3,860,811

Realized and Unrealized Gain (Loss)
Net realized loss on investment transactions	(1,639,412)

Net change in unrealized appreciation/(depreciation) on investment transactions	4,969,872

Net Increase in Net Assets Resulting from Operations	$ 7,191,271

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

22 OPPENHEIMER MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018[1]
Operations
Net investment income	$3,860,811	$ 4,149,328

Net realized gain (loss)	(1,639,412)	1,066,358

Net change in unrealized appreciation/(depreciation)	4,969,872	(1,099,558)

Net increase in net assets resulting from operations	7,191,271	4,116,128
Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(1,997,175)	(2,451,057)
Class B2	(559)	(23,911)
Class C	(802,080)	(910,850)
Class Y	(987,797)	(1,007,288)

Total dividends and distributions declared	(3,787,611)	(4,393,106)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,832,734)	(12,590,487)
Class B2	(210,614)	(889,478)
Class C	(4,327,783)	(3,989,918)
Class Y	(2,214,502)	6,488,171

Total beneficial interest transactions	(14,585,633)	(10,981,712)
Net Assets
Total decrease	(11,181,973)	(11,258,690)

Beginning of period	118,157,054	129,415,744

End of period	$106,975,081	$ 118,157,054

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

23 OPPENHEIMER MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Year Ended March 31, 2019

Cash Flows from Operating Activities
Net increase in net assets from operations	$ 7,191,271

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(85,192,212)
Proceeds from disposition of investment securities	102,094,412
Short-term investment securities, net	106,192
Premium amortization	644,957
Discount accretion	(446,869)
Net realized loss on investment transactions	1,639,412
Net change in unrealized appreciation/depreciation on investment transactions	(4,969,872)
Change in assets:
Decrease in other assets	37,647
Decrease in interest receivable	252,035
Decrease in receivable for securities sold	24,949
Change in liabilities:
Decrease in other liabilities	(13,492)
Increase in payable for securities purchased	126,856

Net cash provided by operating activities	21,495,286

Cash Flows from Financing Activities
Proceeds from borrowings	35,700,000
Payments on borrowings	(32,600,000)
Payments/proceeds on short-term floating rate notes issued	(6,000,000)
Proceeds from shares sold	20,988,404
Payments on shares redeemed	(39,238,274)
Cash distributions paid	(141,818)

Net cash used in financing activities	(21,291,688)

Net increase in cash	203,598

Cash, beginning balance	297,335

Cash, ending balance	$ 500,933

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $3,640,060.

Cash paid for interest on borrowings—$41,002.

Cash paid for interest on short-term floating rate notes issued—$69,676.

See accompanying Notes to Financial Statements.

24 OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$12.68	$12.71	$13.12	$13.16	$12.64

Income (loss) from investment operations:
Net investment income[1]	0.48	0.45	0.49	0.44	0.56
Net realized and unrealized gain (loss)	0.40	(0.01)	(0.43)	0.01	0.51

Total from investment operations	0.88	0.44	0.06	0.45	1.07

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.47)	(0.47)	(0.47)	(0.49)	(0.55)

Net asset value, end of period	$13.09	$12.68	$12.71	$13.12	$13.16

Total Return, at Net Asset Value[2]	7.12%	3.49%	0.37%	3.51%	8.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$54,800	$60,899	$73,607	$84,636	$81,518

Average net assets (in thousands)	$53,900	$66,638	$81,810	$82,128	$82,896

Ratios to average net assets:[3]
Net investment income	3.76%	3.49%	3.73%	3.40%	4.28%
Expenses excluding specific expenses listed below	0.99%	0.98%	0.96%	0.97%	0.96%
Interest and fees from borrowings	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.03%	0.06%	0.04%	0.03%

Total expenses	1.19%	1.13%	1.16%	1.26%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	1.00%	1.09%	1.09%

Portfolio turnover rate	79%	9%	12%	14%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

25 OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$12.66	$12.70	$13.11	$13.14	$12.63

Income (loss) from investment operations:
Net investment income[1]	0.39	0.35	0.39	0.35	0.46
Net realized and unrealized gain (loss)	0.41	(0.02)	(0.43)	0.01	0.50

Total from investment operations	0.80	0.33	(0.04)	0.36	0.96

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.37)	(0.37)	(0.39)	(0.45)

Net asset value, end of period	$13.08	$12.66	$12.70	$13.11	$13.14

Total Return, at Net Asset Value[2]	6.47%	2.65%	(0.38)%	2.83%	7.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,961	$29,457	$33,510	$37,744	$32,303

Average net assets (in thousands)	$26,690	$31,061	$36,761	$34,412	$29,501

Ratios to average net assets:[3]
Net investment income	3.10%	2.73%	2.99%	2.65%	3.51%
Expenses excluding specific expenses listed below	1.75%	1.73%	1.73%	1.72%	1.72%
Interest and fees from borrowings	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term floating rate notes issued[4]	0.07%	0.03%	0.06%	0.04%	0.03%

Total expenses	1.95%	1.88%	1.93%	2.01%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.70%	1.75%	1.84%	1.84%

Portfolio turnover rate	79%	9%	12%	14%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

26 OPPENHEIMER MUNICIPAL FUND

Class Y	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$12.68	$12.71	$13.12	$13.16	$12.64

Income (loss) from investment operations:
Net investment income[1]	0.49	0.45	0.50	0.45	0.56
Net realized and unrealized gain (loss)	0.41	(0.00)[2]	(0.43)	0.01	0.52

Total from investment operations	0.90	0.45	0.07	0.46	1.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.48)	(0.48)	(0.50)	(0.56)

Net asset value, end of period	$13.09	$12.68	$12.71	$13.12	$13.16

Total Return, at Net Asset Value[3]	7.26%	3.57%	0.45%	3.60%	8.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,214	$27,590	$21,199	$18,298	$15,169

Average net assets (in thousands)	$25,778	$26,900	$20,663	$16,327	$9,523

Ratios to average net assets:[4]
Net investment income	3.89%	3.55%	3.81%	3.49%	4.29%
Expenses excluding specific expenses listed below	0.74%	0.72%	0.73%	0.72%	0.71%
Interest and fees from borrowings	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.03%	0.06%	0.04%	0.03%

Total expenses	0.94%	0.87%	0.93%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%	0.87%	0.93%	1.01%	1.00%

Portfolio turnover rate	79%	9%	12%	14%	13%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

27 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2019

1. Organization

Oppenheimer Municipal Fund (the “Fund”), formerly known as Oppenheimer Rochester Minnesota Municipal Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

28 OPPENHEIMER MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended March 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

29 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$926,834	$—	$1,867,328	$6,031,843

1. At period end, the Fund had $1,867,328 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund utilized $909,797 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the reporting period, $12,269 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Realized Loss
$12,269	$12,269

The tax character of distributions paid during the reporting periods:

	Year Ended March 31, 2019	Year Ended March 31, 2018
Distributions paid from:
Exempt-interest dividends	$3,764,500	$4,344,749
Ordinary income	23,111	48,357

Total	$3,787,611	$4,393,106

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

30 OPPENHEIMER MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$102,313,617

Gross unrealized appreciation	$6,384,853
Gross unrealized depreciation	(353,010)

Net unrealized appreciation	$6,031,843

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager has evaluated the impacts of these changes on the financial statements and there are no material impacts.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule were effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities

31 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

32 OPPENHEIMER MUNICIPAL FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alaska	$—	$1,144,160	$—	$1,144,160
Arizona	—	4,026,363	—	4,026,363
California	—	14,299,030	—	14,299,030
Colorado	—	528,752	—	528,752
District of Columbia	—	1,572,375	—	1,572,375
Florida	—	128,370	—	128,370
Georgia	—	3,616,445	—	3,616,445
Hawaii	—	1,519,710	—	1,519,710
Illinois	—	125,214	—	125,214
Indiana	—	2,917,475	—	2,917,475
Iowa	—	307,105	—	307,105
Kentucky	—	1,773,975	—	1,773,975
Louisiana	—	2,230,840	—	2,230,840
Massachusetts	—	2,962,523	—	2,962,523
Michigan	—	1,619,265	—	1,619,265
Minnesota	—	20,976,443	—	20,976,443
Missouri	—	4,331,283	—	4,331,283
New Jersey	—	223,502	—	223,502
New York	—	13,770,897	—	13,770,897
North Carolina	—	10,021	—	10,021
Ohio	—	1,648,625	—	1,648,625
Pennsylvania	—	3,718,429	—	3,718,429
Rhode Island	—	214,760	—	214,760

33 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Municipal Bonds and Notes (Continued)
South Carolina	$—	$1,700,005	$—	$1,700,005
Tennessee	—	107,206	—	107,206
Texas	—	5,231,251	—	5,231,251
Utah	—	5,158,255	—	5,158,255
Virginia	—	1,070,000	—	1,070,000
Washington	—	2,747,120	—	2,747,120
Wisconsin	—	8,666,061	—	8,666,061

Total Assets	$—	$108,345,460	$—	$108,345,460

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender

34 OPPENHEIMER MUNICIPAL FUND

4. Investments and Risks (Continued)

their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the

35 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction

36 OPPENHEIMER MUNICIPAL FUND

4. Investments and Risks (Continued)

by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 10% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had sold securities issued on a delayed delivery basis as follows:

37 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$160,064

Concentration Risk. There are certain risks arising from geographic concentration in any state or commonwealth. Certain economic, regulatory or political developments occurring in the state or commonwealth may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

38 OPPENHEIMER MUNICIPAL FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2019		Year Ended March 31, 2018
	Shares	Amount	Shares	Amount
Class A
Sold[1]	726,167	$9,223,717	322,578	$4,113,590
Dividends and/or distributions reinvested	149,349	1,894,492	180,636	2,308,252
Redeemed	(1,492,917)	(18,950,943)	(1,489,014)	(19,012,329)
Net decrease	(617,401)	$(7,832,734)	(985,800)	$(12,590,487)

Class B
Sold	—	$—	38	$676
Dividends and/or distributions reinvested	45	559	1,885	23,911
Redeemed[1]	(16,688)	(211,173)	(71,907)	(914,065)
Net decrease	(16,643)	$(210,614)	(69,984)	$(889,478)

Class C
Sold	146,550	$1,854,845	76,456	$974,125
Dividends and/or distributions reinvested	60,702	768,925	68,147	869,757
Redeemed	(548,716)	(6,951,553)	(456,990)	(5,833,800)
Net decrease	(341,464)	$(4,327,783)	(312,387)	$(3,989,918)

Class Y
Sold	786,739	$9,966,222	1,023,248	$13,044,253
Dividends and/or distributions reinvested	76,949	976,084	75,765	967,941
Redeemed	(1,037,368)	(13,156,808)	(589,905)	(7,524,023)
Net increase (decrease)	(173,680)	$(2,214,502)	509,108	$6,488,171

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$85,192,212	$102,094,412

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

39 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule Effective October 15, 2018		Fee Schedule Through October 14, 2018
Up to $500 million	0.40%	Up to $500 million	0.55%
Next $500 million	0.35	Next $500 million	0.50
Next $500 million	0.30	Next $500 million	0.45
Over $1.5 billion	0.28	Over $1.5 billion	0.40

The Fund’s effective management fee for the reporting period was 0.48% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	58
Accumulated Liability as of March 31, 2019	491

40 OPPENHEIMER MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

41 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor
March 31, 2019	$7,469	$—	$25	$664

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for Class C shares and 0.80% of average annual net assets for Class Y shares. Effective October 15, 2018, the rates will not exceed 0.70% of average annual net assets for Class A shares, 1.25% of average annual net assets for Class C shares and 0.45% of average annual net assets for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$128,425
Class B	32
Class C	88,599
Class Y	30,295

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in

42 OPPENHEIMER MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.5495% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.12% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.5495%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$1,968,493
Average Daily Interest Rate	2.331%
Fees Paid	$39,600
Interest Paid	$41,002

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

43 OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$16,456

10. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc.

44 OPPENHEIMER MUNICIPAL FUND

10. Pending Acquisition (Continued)

will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

Each Reorganization is subject to the approval of shareholders of each Fund. Shareholders of record of each Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Trusts’ Board of Trustees considered in approving the Agreement. The combined prospectus and proxy statement was distributed to shareholders of record on or about February 28, 2019.

Each Fund was expected to hold a shareholder meeting on April 12, 2019, at which shareholders of record (as of January 14, 2019) of each Fund would have been entitled to vote on the Reorganization. However, as of April 12, 2019, quorum had not yet been obtained with respect to each Fund; therefore, the shareholder meeting with respect to each Fund has been adjourned to May 17, 2019 for the purpose of providing additional time for shareholders to vote. The meeting may be adjourned or postponed further, as necessary.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

45 OPPENHEIMER MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Municipal Fund (the “Fund”), formerly known as Oppenheimer Rochester Minnesota Municipal Fund, including the statement of investments, as of March 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

May 15, 2019

46 OPPENHEIMER MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction 99.39% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

47 OPPENHEIMER MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Beginning in April 2019, the Fund will no longer file Form N-Qs and will instead disclose its portfolio holdings monthly on Form N-PORT, which will also be available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48 OPPENHEIMER MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Municipal Fund	10/23/18	89.5%	0.0%	10.5%
Oppenheimer Municipal Fund	1/22/19	68.7%	0.0%	31.3%
Oppenheimer Municipal Fund	2/19/19	86.5%	0.0%	13.5%

49 OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 46 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Chairman of the Board of Trustees (since 2019) and Trustee (since 2006) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center)

50 OPPENHEIMER MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Continued	(since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Member of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida College of Law Association Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

51 OPPENHEIMER MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2006) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008- 2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013) and Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989).

52 OPPENHEIMER MUNICIPAL FUND

Daniel Vandivort, Continued	Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Brian F. Wruble, Trustee (since 2006) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Mossow, Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2006) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017); Senior Portfolio Manager of the Sub-Adviser (since September 2002); Co-Team Leader for the Sub-Adviser’s Rochester Municipal Team (since July, 2016); Vice President of the Sub-Adviser (September 2002-December 2016).

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2006) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017); Senior Portfolio Manager of the Sub-Adviser (since January 2006); Co-Team Leader for the Sub-Adviser’s Rochester Municipal Team (since July, 2016); Vice President of the Sub-adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005-June 2009); Associate Portfolio Manager of the Sub-Adviser (June 2003-December 2005).

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2009); Associate Portfolio Manager of the Sub-Adviser (September 2006-June 2009); Research Analyst of the Sub-Adviser (June 2003-August 2006); Credit Analyst of the Sub-Adviser (July 2001-May 2003).

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President and Senior Portfolio Manager of the Sub-Adviser (since January 2011); Assistant Vice President (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010); Research Analyst with the Sub-Adviser (April 2006-December 2007); Credit Analyst of the Sub- Adviser (June 2003-March 2006).

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013); Senior Portfolio Manager of the Sub-Adviser (since January 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Associate Portfolio Manager of the Sub-Adviser (December 2010-January 2013); Research Analyst with the Sub- Adviser (February 2008-November 2010); Credit Analyst with the Sub-Adviser May 2006-January 2008).

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006).

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Senior Vice President of the Sub-Adviser (since June 2011); Head of Rochester’s Credit Analysis team (since 1993); Director of the Rochester Credit Analysis team (since March 2004); Vice President of the Sub-Adviser (1997-May 2011).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

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Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

55 OPPENHEIMER MUNICIPAL FUND

OPPENHEIMER MUNICIPAL FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2019 OppenheimerFunds, Inc. All rights reserved.

56 OPPENHEIMER MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57 OPPENHEIMER MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www.oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2019 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0585.001.0319 May 15, 2019

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)    Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $37,830 in fiscal 2019 and $36,900 in fiscal 2018.

(b)    Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $14,191 in fiscal 2019 and $2,700 in fiscal 2018.

The principal accountant for the audit of the registrant’s annual financial statements billed $262,711 in fiscal 2019 and $422,111 in fiscal 2018 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, CP Conduit fees, custody audits, incremental and additional audit services

(c)    Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2019 and no such fees in fiscal 2018.

The principal accountant for the audit of the registrant’s annual financial statements billed $241,347 in fiscal 2019 and $693,375 in fiscal 2018 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)    All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2019 and no such fees in fiscal 2018.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2019 and no such fees in fiscal 2018 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $518,249 in fiscal 2019 and $1,118,186 in fiscal 2018 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser,

and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of

3/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/17/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/17/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/17/2019